Supplement dated August 21, 2006
      to the Statement of Additional Information for John Hancock Funds III
                               Dated June 12, 2006


The following disclosure is added under "Net Asset Value."


For purposes of calculating the net asset value per share ("NAV") of each Trust portfolio, investment transactions are accounted for on a "trade date plus one basis" (i.e, the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on trade date.


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